Related Party Transactions	9 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Related Party Transactions

NOTE 5–RELATED PARTY TRANSACTIONS

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, they may face a conflict in selecting between the Company and his other business interests. The Company has not formulated a policy for the resolution of such conflicts.

Mr. Russell, one of the Company’s major shareholder has orally agreed to provide additional working capital to the Company. These advances are expected to be unsecured and not carry an interest rate or repayment terms; however, the shareholder has orally agreed not to seek repayment if he advances any funds until the Company is financially able to repay him. Mr. Russell has advanced the Company $25,694 as of December 31, 2015.